                                 EXHIBIT 10ww

               FIRST AMENDMENT TO TRADEMARK COLLATERAL ASSIGNMENT
               --------------------------------------------------

                             AND SECURITY AGREEMENT
                             ----------------------


     This AMENDMENT is made as of February __.1996, between LOJACK CORPORATION, a Massachusetts corporation, LOJACK INTERNATIONAL CORPORATION and LOJACK OF NEW JERSEY CORPORATION, each a Delaware corporation, and RECOVERY SYSTEMS, INC., a Florida corporation (collectively, the " Original Borrowers"); by execution of the Joinder attached hereto, LOJACK HOLDINGS CORPORATION, a Massachusetts corporation ("Holdings" and, together with the Original Borrowers, the "Borrowers"); and THE FIRST NATIONAL BANK OF BOSTON, a national banking association (the "Secured Party"");

                                    RECITALS
                                    --------

     A. The Secured Party and the Original Borrowers are parties to a Loan Agreement dated as of December 10, 1993, as amended as of October 11, 1994 (as so amended, the "Loan Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Loan Agreement.

     B. In connection with the Loan Agreement, the Original Borrowers entered into a Trademark Collateral Assignment and Security Agreement dated as of December 10, 1993 (as amended from time to time, the "Original Agreement").

     C. Since the execution of the Loan Agreement, the Parent (as defined therein) has (1) formed a new subsidiary, LoJack Holdings Corporation, for the purpose of dealing in and holding marketable securities and cash and (2) obtained certain additional registered trademarks and related intellectual property (the "new Trademark Collateral").

     D. The Original Borrowers wish to amend the Original Agreement (1) to add LoJack Holdings Corporation as a "Borrower" thereunder and (2) to amend Schedules 2(a) (i) and Schedule 2(a) (ii) to reflect the New Trademark
- ------------------     -----------------
Collateral, in accordance with the terms of Section 6 of the Original
Agreement.

     E. It is a condition precedent to the Secured Party's willingness to amend the Loan Agreement on the date hereof and make any loans to the Borrowers under the Loan Agreement that the Borrowers execute and deliver this Amendment the Secured Party.

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers hereby jointly and severally agree with the Secured Party as follows:

     1.  Schedules 2(a)(i) and 2(a)(ii) are hereby deleted and the attached
Schedules 2(a)(i) and 2(a)(ii) are substituted therefor.   The amendment of such
Schedules pursuant to this Amendment
shall not be deemed to limit or modify in any way the Secured Party's right to effect any such amendment to reflect additional Trademark Collateral, without the necessity of any Borrower's approval or signature, as provided in Section 6 of the Original Agreement.

     2. All of the additional Trademarks, Trademark Registrations and Trademark Rights referred to in such amended Schedules shall be automatically deemed "Trademarks", "Trademark Registrations" and "Trademark Rights", as defined in the Original Agreement, and all representations and warranties of the Borrowers set forth in the Original Agreement and in the Security Agreements shall be deemed to be restated by the Borrowers as of the date hereof with the full force and effect as though made on this date.

     3. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment and all rights and obligations hereunder shall be binding upon each Borrower and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. Each Borrower acknowledges receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers thereunto as of the date first above written.

                         LOJACK CORPORATION


                         By:____________________________________
                             Joseph F. Abely, President


                         LOJACK INTERNATIONAL CORPORATION


                         By:____________________________________
                             Joseph F. Abely, Vice President


                         LOJACK OF NEW JERSEY CORPORATION


                         By:____________________________________
                             Joseph F. Abely, Vice President

                         RECOVERY SYSTEMS, INC.

                         By:____________________________________
                             Joseph F. Abely, Vice President


                         THE FIRST NATIONAL BANK OF BOSTON


                         By:____________________________________
                             Michael E. Hjerpe, Vice President





                           JOINDER TO LOAN AGREEMENT
                           -------------------------


     The undersigned, by its execution hereof, hereby becomes a party to, and agrees to be bound by, the Trademark Collateral Assignment and Security Agreement dated as of December 10, 1993, as amended as of October 11, 1994 and February ___, 1996 (the "Agreement"), among The First National Bank of Boston, LoJack Corporation, LoJack International Corporation, LoJack of New Jersey Corporation and Recovery Systems, Inc., and shall have all of the rights and obligations of a "Borrower" under the Agreement.

     Executed as a sealed instrument as of February ___, 1996.


                              LOJACK HOLDINGS CORPORATION


                              By _______________________________
                                 Joseph F. Abely, Vice President

     COMMONWEALTH OF MASSACHUSETTS  )
                                    )  ss.
     COUNTY OF SUFFOLK              )

On this _____ of February, 1996, before me personally appeared Joseph F. Abely, to me known, who, being by me duly sworn, declared that he is the President of LOJACK CORPORATION and the Vice President of each of LOJACK INTERNATIONAL CORPORATION and LOJACK OF NEW JERSEY CORPORATION, each a Delaware corporation, and RECOVERY SYSTEMS, INC., a Florida corporation, and LOJACK HOLDINGS CORPORATION, a Massachusetts corporation (all of such corporations being referred to collectively as the "Corporations"), all as described in and which executed the foregoing FIRST AMENDMENT TO TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT; that, being duly authorized, he did execute the foregoing FIRST AMENDMENT TO TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT on behalf of each of the Corporations; and that the foregoing constitutes the free act and deed of each of the Corporations.

                              ___________________________________
                              Notary Public
                              My commission expires:__________________


COMMONWEALTH OF MASSACHUSETTS   )
                                ) ss.
COUNTY OF SUFFOLK               )

On this ____ day of February, 1996 before me personally appeared Michael E. Hjerpe, to me known, who, being by me duly sworn, declared that he is the Vice President of THE FIRST NATIONAL BANK OF BOSTON (the "Secured Party"), the Secured Party described in and which executed the foregoing FIRST AMENDMENT TO TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT; that, being duly authorized, he did execute the foregoing FIRST AMENDMENT TO TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT on behalf of the Secured Party; and that the foregoing constitutes the free act and deed of the Secured Party.

                              ___________________________________
                              Notary Public
                              My commission expires:__________________

                                                Section 2(a)(i)


                                   TRADEMARKS
                                   ----------

I.  Registered U.S, Trademarks:
    --------------------------

    For the tradename "LoJack," LoJack Corporation has U.S. Trademark Registration No. 1,482,211.

[]
[]
[]

II.  Registered Non-U.S. Trademarks:

     For the tradename "LoJack," LoJack Corporation has Registered Non-U.S. Trademarks in the following countries:

     Argentina          Registration No. 1,838,242
     Australia          Registration No. 510900
     Brazil             Registration No. 814990878
     Canada             Registration No. 377,587
     Czechoslovakia     Registration No. 73195
     Ecuador            Registration No. 37464/93
     Great Britain      Registration No. 1388152
     France             Registration No. 1,539,703
     Germany            Registration No. 1163313
     Israel             Registration No. 85219
     Italy              Registration No. 198185
     Mexico             Registration No. 368782

     For the tradename "CarSearch," LoJack Corporation has Registered Non-U.S. Trademarks in the following countries:

     Argentina          Registration No. 1,838,241
     Colombia           Registration No. 408037
     Czechoslovakia     Registration No. 73197
     Israel             Registration No. 85220
     Mexico             Registration No. 171479

III. Pending U.S. Trademark Registration Applications:  None

IV.  Pending Non-U.S. Trademark Registration Applications:  None

     For the tradename "LoJack," LoJack Corporation has pending Non-U.S. Trademark Registration Applications in the following countries:

     Greece
     Hong Kong
     Japan
     Panama

     For the tradename "CarSearch," LoJack Corporation has pending Non-U.S. Trademark Registration Applications in the following countries:

     Greece
     Hong Kong
     Panama

V.   Unregistered Trademarks:  None

                                               Schedule 2(a)(ii)


                               TRADEMARK LICENSES
                               ------------------


     Greece License, Trademark and Supply Agreement between LoJack Corporation and EQQUS, Ltd., dated as of January 24, 1992.

     License, Trademark and Supply Agreement dated July 16, 1992, by and between CarSearch Corporation, a subsidiary of LoJack Corporation, and Secar, Ltd. Kutuzovovn, Bratislava, Czechoslovakia.

     Patent License and Ancillary Know-How Agreement dated December 30,
1991, and Second Amendment (relating to the Patent, License and Know-How Agreement of December 30, 1991), dated January 29, 1993, (the Second Amendment incorporates by reference the First Amendment to the Patent, License and Know-How Agreement dated April 27, 1992 which is superseded), each by and between LoJack Corporation and Stolen Vehicle Recovery Systems Limited, Sylesbury, Buckingham, UK.

     License and Trademark Agreement dated May 28, 1993 by and between CarSearch Corporation, a subsidiary of LoJack Corporation, and Carro Seguro Carseg S.A., Guayaquil, Ecuador.

     Colombia License, Trademark and Supply Agreement dated August 10, 1993 by and between CarSearch Corporation, a subsidiary of LoJack Corporation, and Vehicle Security Resources Ltd. (a Bahamian Corporation) located in Nassau, Bahamas.

     Trinidad and Tobago License, Trademark and Supply Agreement dated July 27, 1993 by and between CarSearch Corporation, a subsidiary of LoJack Corporation and PJV LTD., Nassau, Bahamas.

     License, Trademark and Supply Agreement dated August 23, 1993 by and between CarSearch Corporation, a subsidiary of LoJack Corporation MaxRich Consultants, Ltd., a Hong Kong corporation having business at B2 Energy Plaza, 92 Granville Road, T.S.T. East, Kowloon, Hong Kong.

     Patent, License, Trademark and Supply Agreement dated October 4, 1994 by and between LOJACK INTERNATIONAL CORPORATION, a subsidiary of LoJack Corporation and Sucess Trading, S.A., Sarmiente 517 3 A- (1041) Buenos Aires, Argentina.

     Russian License, Trademark and Supply Agreement dated September 5, 1995 by and between LOJACK INTERNATIONAL CORPORATION and GBSI, Inc. ta Access 2000, 2217 Lovedale Lane, Reston, VA 22091.

     License, Trademark and Supply Agreement dated 31st day of August, 1993, is entered into by and between CARSEARCH CORPORATION, a subsidiary of LoJack Corporation and Cartrack, Ltd., an Israeli corporation having business at P.O. Box 39282, 45 Kibbutz Galuyot Street, Tel-Aviv, Israel, 61392.

     License, Trademark and Supply Agreement dated 13th day of October, 1994, by and between LOJACK INTERNATIONAL CORPORATION and Tracker Vehicle Location Systems (PTY) Ltd. P.O. Box 2202, Cape Town 8000, Cape Town, South Africa.

     German Patent, License and Ancillary Know-How Agreement dated October 1, 1995 by and between LOJACK INTERNATIONAL CORPORATION and Detektor, Bad Homburg, Germany.

     Kenya License, Trademark and Supply Agreement dated 15th day of August, 1995, by and between LOJACK INTERNATIONAL CORPORATION, a subsidiary of LoJack Corporation, and CarTrack Kenya Limited, P.O. Box 51990, Nairobi, Kenya.

     Taiwan License, Trademark and Supply Agreement dated August 15, 1995 by and between CARSEARCH CORPORATION, a subsidiary of LoJack Corporation and Triones Taiwan Co., Ltd., Taichung, Taiwan, R.O.C.

     Poland License, Trademark and Supply Agreement dated May 1, 1996 by and between LOJACK INTERNATIONAL CORPORATION, a subsidiary of LoJack Corporation and LoJack Polska Warszawa, Poland.
                                      -7-